Exhibit 99.5
Employee Call Script

JOSH:

•	Good morning and thank you for joining us.
•	By now you should all be aware of this morning’s announcement that our Board has unanimously approved the sale of Immucor to TPG Capital, a leading investment firm.
•	Nino and I wanted to take a few minutes to speak with you all personally and share some additional information about this exciting announcement.

•	First of all, we believe this is a great transaction for Immucor, our shareholders, customers and, most importantly, you – our employees.
•	By partnering with TPG Capital, Immucor will become a privately-held company that is backed by the resources of a global investment firm.

•	So who is TPG Capital?
•	TPG Capital is a well-respected private equity firm with extensive experience investing in healthcare businesses.
•	TPG Capital invests in companies that have solid growth opportunities and offers extensive business knowledge, experience and resources to support and nurture global growth.
•	TPG Capital believes Immucor has a unique franchise bolstered by its superior automation technology and thoughtful go-to-market strategy.
•	Additionally, TPG Capital believes in the growth opportunities presented by our molecular immunohematology offering and by our expansion into new markets around the world.
•	They are committed to supporting Immucor‘s strategy and efforts to improve transfusion medicine.

•	Now Nino will discuss why we believe this transaction is good for Immucor.

NINO:

•	Thank you Josh. Why do we believe a sale to TPG Capital and becoming a privately held company is good for Immucor?
•	We believe that going private will enable us to have greater flexibility to make critical investments and decisions swiftly.
•
As you know, our goal is to reach more customers and deliver exceptional experiences and value at a pace that stays ahead of our competition – and we believe this new partnership with TPG Capital supports that goal.

•	Among other benefits, we will have the ability to tap into TPG Capital’s global business expertise.
•
Of course, we all want nothing more than to see Immucor achieve success, and that’s another important view we share with TPG Capital – they see the great potential of our business and are thrilled to support our vision going forward.

•	While there are a number of legal steps left for us, we anticipate that the transaction will be completed in the second half of 2011.
•	As is usual with situations like this, closing of the transaction is subject to regulatory approval and other customary closing conditions.

•	On a personal note, we are very proud of your achievements and want to thank each of you for your dedication to one another, our customers, and our company.
•	Our customers have come to expect great things from Immucor, and we will take this opportunity to reiterate that everyone at Immucor is totally focused on meeting and exceeding their expectations.
•	This is an exciting announcement, but we would ask that you not let it distract you from your work – it is critical that we stay focused on serving our customers.

JOSH:

•	Thanks Nino.
•	It is important to remember that this is only a change in ownership, not a change in direction.
•	It is business as usual at Immucor, and we anticipate a seamless transition for all of you with no changes to our headquarters or our ongoing operations.

•	You will have received a letter this morning with much of the information we just discussed, as well as some Frequently Asked Questions and a factsheet about TPG Capital.
•
We recognize that you will have additional questions about what today’s announcement will mean.  Please remember that we are in the early stages of this process, and may not have all those answers today.

•	However, we can assure you that we will make the best possible effort to keep you informed as we move forward.

•	We will be reaching out to our customers throughout the days ahead to talk to them about this announcement.
•	We’re confident that working with TPG Capital, we can continue to reach new heights to benefit Immucor and you – the employees who are making this possible.
•	Thank you for your time. We hope you share our excitement as we enter this new chapter in our great company’s history.
•	We believe we have a very bright future ahead.

•	We would now like to open it up for questions.

Notice to Investors
The planned tender offer described in this communication has not yet commenced. The description contained in this communication is not an offer to buy or the solicitation of an offer to sell securities. At the time the planned tender offer is commenced, IVD Holdings Inc. and IVD Acquisition Corporation will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the "SEC"), and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned tender offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer.  These materials will be made available to the Company’s shareholders at no expense to them and may also be obtained by contacting the Company’s Investor Relations Department at 3130 Gateway Drive, Norcross, Georgia, telephone number (770) 441-2051.  All of these materials (and all other tender offer documents filed with the SEC) will also be made available at no charge at the SEC’s website (www.sec.gov).

Additional Information about the Merger and Where to Find It
In connection with the potential one-step merger, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company by IVD Holdings Inc. and IVD Acquisition Corporation pursuant to the terms of the merger agreement. The proxy statement and other material filed with the SEC will contain important information about the Company and the merger that should be read carefully before making any voting or investment decision with respect to the proposed merger.  These materials will be made available to the Company’s shareholders at no expense to them and may also be obtained by contacting the Company’s Investor Relations Department at 3130 Gateway Drive, Norcross, Georgia, telephone number (770) 441-2051.  All of these materials (and all other merger documents filed with the SEC) will also be made available at no charge at the SEC’s website (www.sec.gov).
The Company and its officers and directors, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of the Company’s officers and directors, as well as other matters, in the Company’s proxy statement for its 2010 annual meeting of shareholders and the proxy statement and other relevant materials which will be filed with the SEC in connection with the merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the merger.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this communication contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated acquisition of the Company by IVD Holdings Inc. and IVD Acquisition Corporation, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Forward-looking statements are not guarantees of future events and involve risks and uncertainties that actual events may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, uncertainties as to how many of the Company’s shareholders will tender their stock in the offer, the possibility that competing offers will be made, unexpected costs or liabilities, the result of the review of the proposed transaction by various regulatory agencies and any conditions imposed in connection with the consummation of the transaction, and the possibility that various closing conditions for the transaction may not be satisfied or waived.  Other factors that may cause actual results to differ materially include those set forth in the reports that the Company files from time to time with the SEC, including its annual report on Form 10-K for the year ended May 31, 2010 and quarterly and current reports on Form 10-Q and Form 8-K. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.